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                                                                      Exhibit 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form F-3 (No. 333-89015) and Registration Statements on Form S-8 (No. 333-7288, No. 333-7290, No. 33-64326, No. 33-95224 and No. 33-71956) of Royal Caribbean Cruises Ltd. of our report dated January 28, 2000 appearing on page F-2 of this Form 20-F.


PricewaterhouseCoopers LLP
Miami, Florida
April 3, 2000